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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  June 14, 2004


                               Penton Media, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)



Delaware                             1-14337             36-2875386
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(State or Other Jurisdiction        (Commission          (IRS Employer
      of Incorporation)              File Number)     Identification No.)

1300 East Ninth Street, Cleveland, Ohio                     44114
----------------------------------------              -----------------
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: 216-696-7000
                                                    ------------
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Item 5.  Other Events.

On June 14, 2004, Penton Media, Inc. (the "Company") issued a press release announcing that Royce Yudkoff has joined its Board of Directors, replacing Daniel C. Budde, who resigned as a director effective June 11, 2004. The press release is attached hereto as exhibit 99.1.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        Penton Media, Inc.



                                        By: /s/ Preston L. Vice
                                            ---------------------------------
                                            Name:  Preston L. Vice
                                            Title:  Chief Financial Officer

Date:  June 14, 2004




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                                  EXHIBIT INDEX


Exhibit                  Description
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99.1                     Press release dated June 14, 2004.